INVESTOR PRESENTATION INVESTOR PRESENTATION May 10, 2023

2INVESTOR PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, we also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.

INVESTOR PRESENTATION 3 39% 61% 52% 48% AZZ Snapshot By Sales By EBITDA AZZ is North America’s largest independent hot-dip galvanizing and coil coating solutions company with #1 positions in both markets $1.3 billion FY2023 Sales $267.4mm Adj. EBITDA Precoat MetalsMetal Coatings Note: Financial metrics based on results from fiscal year 2023, ending February 28, 2023, that includes only 42 weeks of results from Precoat Metals acquisition (1) 41 galvanizing locations and 5 surface technologies locations Headquarters: FORT WORTH, TEXAS Employees: 3,900 Metal Coatings locations1: 46 Coil Coating Lines: 15~20.2% Adj. EBITDA Margin 1

INVESTOR PRESENTATION 4 ` AZZ Provides Technologically Advanced Metal Coatings and Related Value-Added Services 2 METAL COATINGS Protects and extends the life of fabricated steel structures and components from the effects of corrosion, lasting decades Advanced application of protective and decorative coatings and related value- added services for steel and aluminum coil Leading Positions Across Several End Markets PRECOAT METALS Industry Leading Business Segments Highly differentiated solutions provider distinguished by scale, technology, customer service, breadth of offerings and proprietary know-how Industrial Agriculture Transportation Utility/T&DConstruction Appliance/ HVAC Why AZZ Irreplicable Footprint reflects scaled, purpose-built network and provides proximity and cost advantages World Class Cost, Efficiency and Environmental Benefits vs. other coatings applications drive increasing demand Industry-Leading Management Team and centralized operating model drives strategic initiatives and operational excellence Strategic Redundancy and Operational Flexibility provides unmatched service and optionality Warehousing/Storage provides significant value to customers, while providing insight into sales pipeline Value-Added Processing support across several end markets       Shared Value Propositions and Culture Across Both Segments

INVESTOR PRESENTATION 5 Investment Thesis North America’s largest independent hot-dip galvanizing and coil coating company Value-added tolling business model protects margins, limits metal commodity exposure, and minimizes NWC intensity 3 Diversified and resilient end markets with secular growth tailwinds Irreplaceable footprint provides cost advantages and enables service capabilities to customers Best-in-class margins, returns and free cash flow Mission-driven, experienced management team

INVESTOR PRESENTATION 6 39% 61% Precoat Metals Metal Coatings 31% 69% AZZ Infrastructure Solutions Metal Coatings Portfolio Transformation Creates a Focused Market Leader in Protective Coating Solutions with High Margins AZZ in 20191 AZZ Today2 23.3% Adj. EBITDA Margin3 ~$309mm Adj. EBITDA3 ~$163mm Adj. EBITDA1 4 17.6% Adj. EBITDA Margin3 Acquisition of Precoat Metals Divestiture of AZZ Infrastructure Solutions Note: Pie charts represent breakdown of EBITDA (1) Based on fiscal year ending February 28, 2019 (2) Based on fiscal year 2023 ending February 28, 2023 and includes 42 weeks of results from Precoat Metals acquisition (3) EBITDA excludes corporate expense

#1 in Hot-Dip Galvanizing and Coil Coating Businesses Across Large and Diverse Served Markets

METAL COATINGS

Capabilities

Galvanizing, powder coatings, plating, anodizing






Market Position


AZZ
Competitors
28%
72%
#1
North America galvanizing

Addressable Market

~$2.1 billion

PRECOAT METALS

Capabilities

Continuous coil coating with value-added shape correction, embossing, slitting, blanking






Market Position


AZZ
Competitors
20%
80%
#1
Steel and aluminum pre-fab coatings

Addressable Market

~$3.7 billion

Note: FY based on February year-end

INVESTOR PRESENTATION 7

INVESTOR PRESENTATION 8 Metal Coatings Locations (46) Precoat Metals Locations (13) North America’s Largest Independent Hot-Dip Galvanizing and Coil Coating Company Scale and Proximity to Customers Drives Significant Cost and Service Advantages 6

INVESTOR PRESENTATION 9 Trusted Long-Term Partner to Large, Blue Chip Customer Base Growing Base of Over 3,000+ Customers Diverse Customer Profile, No Single Customer >5% of Sales 85%+ of Top 25 Customers’ Relationships Span 10+ Years Construction & Building Products 7 HVAC and Appliances Transmission & Distribution Transportation (Haier) Select Customers

INVESTOR PRESENTATION 10 Diverse and Balanced End Market Exposure Infrastructure Machinery / Trans.Industrial Renewable/Utility Bridge and HwyHVACResidential Construction Appliance Agriculture Commercial Construction 8 Construction 51% Industrial 12% Consumer 8% Transportation 10% Electrical Utility 7% Other 12% FY2023 Sales

INVESTOR PRESENTATION 11 Secular Drivers Enhancing Outlook INFRASTRUCTURE AND RENEWABLES INVESTMENT RESHORING MANUFACTURING PREPAINTED STEEL AND ALUMINUM MIGRATION CONVERSION FROM PLASTICS TO ALUMINUM 9

INVESTOR PRESENTATION 12 Significant Macro Tailwinds from the American Infrastructure Investment and Jobs Act Roads, Bridges and Major Projects 10 Clean Energy and Power Water, Airports and Other Investment: $110bn Investment: $65bn Investment: +$75bn Investment to repair over 45,000 bridges and 1 in 5 miles of highways which are in poor condition Investment in clean energy transmission and grid by building thousands of miles of transmission lines Investment to improve critical infrastructure for water including both waste and drinking water, airports and data centers among many other areas Our Metal Coatings segment provides hot-dip galvanizing for many end uses including guardrails, signs, bridges and light poles Our Metal Coatings segment provides hot-dip galvanizing for transmission, distribution and solar, including monopoles and lattice towers Our Precoat Metals segment provides aesthetic coatings for the metal used in data centers, airports, and other critical infrastructure

INVESTOR PRESENTATION 13 0 50 100 150 200 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Zinc ($/ton) Metal Coating Sales ($mm) Limited exposure to metal price Value-added pricing model Highly variable cost structure with flexible operating model Consistent strong earnings and cash flow 60 70 80 90 100 110 120 130 60 70 80 90 100 110 120 130 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 (% Indexed to 2012 price) Galvalume AZ50 ($/ton) Precoat Construction ASP1 ($/ton) Limited Metal Commodity Exposure 11 Tolling Model Limits Metal Commodity Cost Exposure (% Indexed to 2014 price) (1) ASP refers to Average Selling Price

INVESTOR PRESENTATION 14 $138 $126 $157 $189 $86 $95 $137 $120 $224 $221 $294 $309 21.1% 21.5% 24.2% 23.3% FY20 FY21 FY22 FY23 Both Businesses Have Delivered Robust Top-line Growth and Profitability 12 Sales Adj. EBITDA1 $499 $457 $519 $637 $561 $572 $699 $687 $1,060 $1,029 $1,218 $1,324 FY20 FY21 FY22 FY23 Margin (%)1 Note: Financials exclude AIS which was divested in September 2022; Financial metrics based on results from fiscal year 2023, ending February 28, 2023, that includes only 42 weeks of results from Precoat Metals acquisition (1) Excludes corporate cost for fiscal years 2020, 2021, 2022 and 2023. respectively Precoat MetalsMetal Coatings ($ in millions) COVID YearCOVID Year

INVESTOR PRESENTATION 15 Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Matt Emery Chief Information and Human Resources Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Kurt Russell President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team 13

Committed to ESG & Sustainability

AMERICA'S MOST RESPONSIBLE COMPANIES 2023 Newsweek statista

	Highlights	ESG Targets
Environmental	Extensive re-use and recycling of zinc, aluminum, steel, water and chemical solutions Launching baseline Scope 3 supply chain sustainability survey in FY2024	• 10% Scope 1 & 2 emissions reduction of FY2023 GHG emissions intensity by 2033 • Report hazardous waste intensity based on tons produced and absolute values for recycled products and manufacturing by-products starting FY2024 • Committed to 3rd party audits for safety, energy efficiency and waste streams for FY2024 and sharing of audit results and best practices across all facilities • Will begin to report sales into green/low carbon end-markets in FY2024 and further develop our disclosures relating to AZZ's current role and participation in the transition to a low carbon economy.
Social	~51.6% of our employee base is diverse Safety culture and training reduces workplace incidents through continuous improvement We provide several employee benefits, talent development programs and succession planning for all functions	
Governance	Our Board has race, gender, age and skills diversity All directors are independent except our CEO Board oversight of ESG policies and sustainability	

Committed to Sustainability

Completed expert-assisted ESG materiality assessment in FY2023 and developed initial ESG strategic roadmap

FY2024 implementation of industry leading ESG data management, reporting, assurance and disclosure system

Sustainability Council with Board oversight

Sustainability is integrated into Company operations, culture and annual performance objectives

Focused on Employee Safety, Professional and Personal Development, Diversity and Continuous Improvement

INVESTOR PRESENTATION 16

INVESTOR PRESENTATION Financial Overview 15

Premier Margin and Cash Flow Profile

3-Year Median EBITDA Margin[3]


18%
14%
7%
12%
AZZ
Coatings
Service Centers
Steel Mills

3-Year Median FCF Conversion (EBITDA less Capex / EBITDA)


77%
63%
79%
62%
AZZ
Coatings
Service Centers
Steel Mills

3-Year Median NWC as % Sales


13%
20%
22%
21%
AZZ[1]
Coatings
Service Centers
Steel Mills

Key AZZ Value Drivers of Profitability

- ✓ ***Differentiated solutions command strong gross margins***
- ✓ ***Flexible, efficient operating model supports attractive EBITDA margin***
- ✓ ***Tolling model limits NWC needs***
- ✓ ***Well-invested footprint with nominal maintenance capex requirements***
- ✓ ***Significant tax attributes with ~$100 million[2] net present value of cash tax savings in first 5 years, and~$150 million in total***

Note: Coatings peers include Valmont Industries (coating segment), Cornerstone Metal Coatings (commercial segment), Oerlikon Balzers and Hill & Smith; Service Centers peers include Reliance Steel & Aluminum, Worthington Industries, Ryerson, and Russel Metals; Steel Mills peers include BlueScope, Steel Dynamics, Nucor, and Ternium; AZZ FY based on February year-end
(1) Represents latest AZZ NWC pro forma for Precoat and AIS divestiture
(2) Cash tax savings come from write-up of Precoat assets; not included in cash conversion metrics
(3) Includes corporate expense

INVESTOR PRESENTATION 18

INVESTOR PRESENTATION 19 Proven Resilience Through Challenging Cycles ~25% ~75% Fixed Variable 17 Highly Variable Cost Structure Diverse End Market Exposure Performed Well Through Global Financial Crisis Metal Coatings EBITDA Precoat Metals EBITDA $51 $81 $85 $85 $98 $51 $59 $42 $57 $71 $102 $140 $127 $142 $169 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 Modest Decline (9%) CAGR Strong Recovery +15% CAGR ($ in millions) Construction 51% Industrial 12% Consumer 8% Transportation 10% Electrical Utility 7% Other 12% FY2023 Sales

INVESTOR PRESENTATION 20 4.25x 3.5x 3.0x 3.0x 2.5x At Close Current Target Range Capital structure with no maturities until 2027 Strong cash flow generation supports near-term deleveraging priority Business expected to generate ~$200mm in free cash flow in first year post-close Transaction tax attributes ensures limited cash taxes Rapid Deleveraging Profile Long-Term Target Range Net Leverage > ⁄3 4 turn reduction in net leverage since close 18

21INVESTOR PRESENTATION Our Capital Allocation Priorities Acquisitions  Opportunistic, highly accretive bolt-on acquisitions Return Capital  Committed to sustaining dividends High ROIC Investments  Organic growth  Strategic customer partnerships  Productivity Reduce Leverage  3.0x leverage by February 2024 19

22INVESTOR PRESENTATION High ROIC Strategic Investment: New Precoat Coating Line  Enables Precoat to benefit from secular shift to aluminum cans  Sales of $60+ million by 2026 at an EBITDA margin above Precoat overall margin  ROIC well in excess of return of cost of capital  Long-term contractual customer commitments for over 75% of the new capacity  Remain committed to reducing net leverage to 3.0x by February 2024  Sale leaseback reduces initial capital investment to $60 million (remainder of $110 million project financed via a lease) In November 2022, AZZ announced the construction of a new aluminum coil coating line outside St. Louis, Missouri with an estimated completion date of August 2024 Compelling Strategic and Financial Investment… …Achieved While Still Meeting Deleveraging Goals 20

INVESTOR PRESENTATION 23 21 Note: FY based on February year-end 1. FY2024 guidance excludes equity income from AZZ’s minority interest in the AIS JV.. The AIS JV comprises the Company’s Infrastructure Solutions segment. FY2024 guidance does not include the impact of any potential future acquisitions. Relative to mid-point of FY2023 guidance. Sales for all guidance presented includes continuing operations only. 2. Adjusted earnings and earnings per share include post-tax cash impact of amortization of acquisition-related intangibles FY2024 Guidance - Continuing Operations Adjusted EPS(2) Sales(1) $3.85 - $4.35 $1,400 - $1,550m Sales Adjusted EBITDA $300 - $325m Adjusted EBITDA Adjusted EPS FY2024 Guidance

INVESTOR PRESENTATION 24 Current Strategy Drive Organic Growth 1 • Continued emphasis on customer service and quality • Invest in capacity to support specific customer demand Sustain Target EBITDA Range2 • Metal Coatings EBITDA 25-30% • Precoat Metals EBITDA 17-22% Rapidly De-lever and De-risk4 Strong cash flow and earnings support deleveraging to 2.5x-3.0x Drive Operational Productivity and Efficiency Improvements 5 Optimize Corporate Structure With Simplified Metal Coatings Focus 3 Maintain Emphasis on Leadership and Talent Development 6 22

INVESTOR PRESENTATION Appendix 23

Reg “G” Tables 26

Continuing Operations Non-GAAP Disclosure

	Three Months ended February 28,				Year Ended February 28,			
	2023		2022		2023		2022	
	Amount	Per Diluted Share[1]	Amount	Per Diluted Share[1]	Amount	Per Diluted Share[1]	Amount	Per Diluted Share[1]
Net income from continuing operations	$ 7,427	$ —	$ 11,322	$ —	$ 66,339	$ —	$ 49,817	$ —
Less: Series A Preferred Stock dividends	(3,600)	—	—	—	(8,240)	—	—	—
Net income (loss) from continuing operations available to common shareholders	3,827	0.15	11,322	0.45	58,099	2.33	49,817	1.99
Net income available to common shareholders and diluted earnings per share from continuing operations	3,827	—	11,322	—	58,099	—	49,817	—
Adjustments:								
Acquisition and transaction related expenditures[2]	—	—	1,554	0.06	15,320	0.61	1,554	0.06
Amortization of intangible assets	4,998	0.20	1,662	0.07	22,613	0.91	6,658	0.27
Subtotal	4,998	0.20	3,216	0.13	37,933	1.51	8,212	0.33
Tax impact[3]	(1,200)	(0.05)	(708)	(0.03)	(9,104)	(0.36)	(1,881)	(0.08)
Total adjustments	3,798	0.15	2,508	0.10	28,829	1.15	6,331	0.25
Adjusted earnings and adjusted earnings per share from continuing operations[4]	$ 7,625	$ 0.30	$ 13,830	$ 0.56	$ 86,928	$ 3.48	$ 56,148	$ 2.24

[1] Earnings per share amounts included in the table above may not sum due to rounding differences.

[2] Includes Corporate expenses related to the Precoat Metals acquisition, as well as the divestiture of AZZ Infrastructure Solutions business into the AIS JV.

[3] The non-GAAP effective tax rates for the three months ended February 28, 2023 and 2022 were 24.0% and 22.0%, respectfully. The non-GAAP effective tax rates for the full year fiscal 2023 and 2022 were 24.0% and 22.9%, respectively.

[4] Adjusted earnings from continuing operations includes $1.6 million and $2.6 million of equity in earnings for the three months ended February 28, 2023 and full year fiscal 2023, respectively.

27

Non-GAAP Disclosure of Continuing Operations Adjusted EBITDA Three Months Ended Year Ended February 28, February 28, 2023 2022 2023 2022 Net income from continuing operations $ 7,427 $ 11,322 $ 66,339 $ 49,817 Interest expense 27,061 1,345 88,800 6,363 Income tax (benefit) expense 3,956 4,436 22,336 23,214 Depreciation and amortization 18,777 8,252 74,590 32,081 Acquisition and transaction related-expenditures — 1,554 15,320 1,554 Adjusted EBITDA $ 57,221 $ 26,909 $ 267,385 $ 113,029 28

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) Three Months Ended Year Ended February 28, February 28, 2023 2022 2023 2022 Metal Coatings Operating income $ 32,141 $ 31,960 $ 155,954 $ 128,758 Depreciation and amortization expense 8,170 7,843 32,955 30,453 Adjusted EBITDA $ 40,311 $ 39,803 $ 188,909 $ 159,211 Precoat Metals Operating income $ 15,595 $ — $ 79,509 $ — Depreciation and amortization expense 10,309 — 40,199 — Adjusted EBITDA $ 25,904 $ — $ 119,708 $ — Corporate Operating income $ (11,541) $ (14,926) $ (61,825) $ (49,539) Consolidated operating income $ 36,195 $ 17,034 $ 173,638 $ 79,219 29